Regulatory Matters	9 Months Ended	12 Months Ended
	Sep. 30, 2023	Dec. 31, 2022
Regulatory Matters [Abstract]
REGULATORY MATTERS
2. REGULATORY MATTERS
Rate Proceedings
Base Rate Review (PUCT Docket No. 53601)
On April 6, 2023, the PUCT issued a final order in our comprehensive base rate review filed in May 2022 with the PUCT and the cities in our service territory that have retained original jurisdiction over rates. New base rates implementing the final order went into effect on May 1, 2023. Key findings made by the PUCT in the final order include setting our authorized return on equity at 9.7% (a decrease from our prior authorized return on equity of 9.8%), maintaining our regulatory capital structure at 57.5% debt to 42.5% equity, approving our requested regulatory asset amortization period of five years, changing depreciation rates and lives of certain depreciable assets, and approving our requested increase for our annual self-insurance reserve accrual primarily associated with storm related costs. In addition, the final order excluded from rates an acquisition premium and its associated amortization costs relating to certain plant facilities acquired by Oncor in 2019, as well as $65 million of certain employee benefit and compensation related costs that we had previously capitalized primarily to property, plant and equipment during the period of 2017 through 2021. As a result, we recognized a charge against income in the first quarter of 2023 for the effects of that $65 million disallowance, as well as an additional $4 million charge against income due to certain similar employee benefit and compensation related costs that were capitalized during 2022. The total $69 million ($54 million after-tax)
write-off
consists of a $55 million ($43 million
after-tax)
write-off
of disallowed capitalized property, plant and equipment reflected in operating expenses and a $14 million ($11 million after-tax)
write-off
of
non-operating
cost disallowances related to these disallowed employee benefit and compensation related costs.
On June 30, 2023, the PUCT issued an order on rehearing in response to the motions for rehearing filed by us and certain intervening parties in the proceeding. The order on rehearing made certain technical and typographical corrections to the final order, but otherwise affirmed the material provisions of the final order and did not require modification of the rates that went into effect on May 1, 2023. On September 22, 2023, we filed an appeal in Travis County District Court. The appeal seeks judicial review of certain of the order on rehearing’s rate base disallowances (the disallowed 2019 acquisition premium and its associated amortization costs as well as certain of the disallowed employee benefit and compensation related costs that we had previously capitalized) and related expense effects of those disallowances. We cannot predict the outcome of the appeal.
Capital Trackers
DCRF and TCOS interim rate adjustments, also known as capital trackers, allow us to recover, subject to reconciliation, the cost of certain investments before the investments are considered for prudency in a base rate review. In June 2023, legislation was enacted that increased the number of interim DCRF rate adjustment applications that may be filed by utilities in a calendar year from one adjustment filing to up to two adjustment filings per year. Also, under current PUCT rules, we can file up to two TCOS interim rate adjustment applications in a calendar year to reflect changes in our invested transmission capital. These interim rate applications are subject to a regulatory proceeding and PUCT approval.
In 2023, Oncor has filed the following interim rate update applications with the PUCT:

Filing Type	PUCT Docket No.	Filed	Effective Date	Annual Revenue Impact
DCRF	55525 (a)	September 2023	November 2023 (a)	$56	(a)
DCRF	55190	June 2023	September 2023 (b)	$153
TCOS	55282	July 2023	September 2023	$42

(a)	The effective date and annual revenue impact are pending PUCT approval. The Annual revenue impact reflects the requested increase amount.
(b)
The PUCT approved rates reflecting a $153 million revenue impact on November 2, 2023. However, in accordance with PUCT rules and pursuant to an order issued by the administrative law judge in the proceeding, we implemented interim rates reflecting our requested annual revenue impact on September 1, 2023.

Regulatory Assets and Liabilities
We are subject to rate regulation and our financial statements reflect regulatory assets and liabilities in accordance with accounting standards related to the effect of certain types of regulation. Regulatory assets and liabilities represent probable future revenues that will be recovered from or refunded to customers through the ratemaking process based on PURA and/or the PUCT’s orders, precedents or substantive rules. Rate regulation is premised on the full recovery of prudently incurred costs and a reasonable rate of return on invested capital subject to PUCT review for reasonableness. Regulatory decisions can have an impact on the recovery of costs, the rate earned on invested capital and the timing and amount of assets to be recovered by rates.
On May 1, 2023, as part of the implementation of new base rates reflecting the final order in our comprehensive base rate review (PUCT Docket No. 53601), we commenced a five-year amortization period for certain regulatory assets and liabilities accrued through the end of the December 31, 2021 test year.

The following table presents components of our regulatory assets and liabilities and their remaining recovery periods in effect at September 30, 2023.

	Remaining Rate Recovery/Amortization Period in Effect At September 30, 2023	At September 30, 2023	At December 31, 2022
Regulatory assets:
Employee retirement liability (a)(b)(c)(d)	To be determined	$162	$157
Employee retirement costs being amortized	5 years	102	158
Employee retirement costs incurred since the last base rate review periods (b)	To be determined	74	91
Self-insurance reserve (primarily storm recovery costs) being amortized	5 years	483	181
Self-insurance reserve incurred since the last base rate review periods (primarily storm related) (b)	To be determined	440	571
Debt reacquisition costs	Lives of related debt	11	15
Under-recovered AMS costs being amortized	5 years	89	107
Energy efficiency program performance bonus (a)	Approximately 1 year	28	28
Wholesale distribution substation service costs being amortized	5 years	69	—
Wholesale distribution substation service costs incurred since the last base rate review periods (b)	To be determined	28	97
Expenses related to COVID-19 being amortized	5 years	32	—
Unrecovered expenses related to COVID-19 incurred since the last base rate review periods (b)	To be determined	2	37
Recoverable deferred income taxes	Various	34	25
Uncollectible payments from REPs being amortized	5 years	7	—
Uncollectible payments from REPs incurred since the last base rate review periods (b)	To be determined	—	8
Other regulatory assets	Various	31	27

Total regulatory assets		1,592	1,502

Regulatory liabilities:
Estimated net removal costs	Lives of related assets	1,500	1,431
Excess deferred taxes	Primarily over lives of related assets	1,326	1,375
Over-recovered wholesale transmission service expense (a)	Approximately 1 year	41	101
Unamortized gain on reacquisition of debt	Lives of related debt	25	25
Employee retirement costs over-recovered being refunded	5 years	25	—
Employee retirement costs over-recovered since the last base rate review periods (b)	To be determined	36	60
Other regulatory liabilities	Various	35	22

Total regulatory liabilities		2,988	3,014

Net regulatory assets (liabilities)		$(1,396)	$(1,512)

(a)	Not earning a return in the regulatory rate-setting process.
(b)	Recovery/refund is specifically authorized by statute or by the PUCT, subject to reasonableness review.
(c)	Represents unfunded liabilities recorded in accordance with pension and OPEB accounting standards.
(d)
Reflects a $20 million reclassification related to employee retirement liabilities from regulatory assets to other comprehensive income in the first quarter of 2023, recorded as a result of the final order in our comprehensive base rate review (PUCT Docket No. 53601).

2. REGULATORY MATTERS
Regulatory Assets and Liabilities
We are subject to rate regulation and our financial statements reflect regulatory assets and liabilities in accordance with accounting standards related to the effect of certain types of regulation. Regulatory assets and liabilities represent probable future revenues that will be recovered from or refunded to customers through the ratemaking process based on PURA and/or the PUCT’s orders, precedents or substantive rules. Rate regulation is premised on the full recovery of prudently incurred costs and a reasonable rate of return on invested capital subject to PUCT review for reasonableness. Regulatory decisions can have an impact on the recovery of costs, the rate earned on invested capital and the timing and amount of assets to be recovered by rates.

Components of our regulatory assets and liabilities and their remaining recovery periods as of December 31, 2022 are provided in the table below. Amounts not earning a return through rate regulation are noted.

	Remaining Rate Recovery/Amortization Period at December 31, 2022	At December 31,
		2022	2021
Regulatory assets:
Employee retirement liability (a)(b)(c)	To be determined	$157	$328
Employee retirement costs being amortized	5 years	158	193
Employee retirement costs incurred since the last base rate review period (b)	To be determined	91	99
Self-insurance reserve (primarily storm recovery costs) being amortized	5 years	181	223
Self-insurance reserve incurred since the last base rate review period (primarily storm related) (b)	To be determined	571	373
Debt reacquisition costs	Lives of related debt	15	19
Under-recovered AMS costs	5 years	107	128
Energy efficiency program performance bonus (a)	1 year or less	28	31
Wholesale distribution substation service (b)	To be determined	97	75
Unrecovered expenses related to COVID-19 (b)	To be determined	37	35
Recoverable deferred income taxes	Various	25	16
Uncollectible payments from REPs (b)	To be determined	8	9
Other regulatory assets	Various	27	18

Total regulatory assets		1,502	1,547

Regulatory liabilities:
Estimated net removal costs	Lives of related assets	1,431	1,348
Excess deferred taxes	Primarily over lives of related assets	1,375	1,442
Over-recovered wholesale transmission service expense (a)	1 year or less	101	7
Unamortized gain on reacquisition of debt	Lives of related debt	25	26
Employee retirement costs over-recovered since last base rate review period (b)	To be determined	60	39
Other regulatory liabilities	Various	22	14

Total regulatory liabilities		3,014	2,876

Net regulatory assets (liabilities)		$(1,512)	$(1,329)

(a)	Not earning a return in the regulatory rate-setting process.
(b)	Recovery/refund is specifically authorized by statute or by the PUCT, subject to reasonableness review.
(c)	Represents unfunded liabilities recorded in accordance with pension and OPEB accounting standards.
Base Rate Review (PUCT Docket No. 53601)
In May 2022, following an extension approved by the PUCT, we filed a request for a base rate review with the PUCT and the 209 cities in our service territory that have retained original jurisdiction over rates. The base rate review test year is based on calendar year 2021 results with certain adjustments. The base rate review includes a request for an average increase over test year adjusted annualized revenue of 4.5%, and, if approved as requested, would result in an aggregate annualized revenue increase of approximately $251 million. The base rate review also requests a revised regulatory capital structure ratio of 55% debt to 45% equity and an authorized return on equity of 10.3%. Our current authorized regulatory capital structure ratio is 57.5% debt to 42.5% equity and our current authorized return on equity is 9.8%.
A hearing on the merits was held before SOAH from September 26, 2022 to October 4, 2022, and a PFD was issued by the SOAH administrative law judges to the PUCT for its consideration on December 28, 2022. The PFD initially recommended a $397 million reduction to our requested annualized base rate revenue requirement, which would be a $146 million reduction to test year adjusted annualized revenue. The PFD also included recommendations for a return on equity of 9.3%, continuation of our existing 57.5% debt to 42.5% equity capital structure, disallowances of various items included in rate base, as well as other modifications to our base rate review requests. On January 19, 2023, PUCT Staff filed an errata memorandum indicating that the number run model relied upon by the PFD included a $680 million accumulated depreciation reallocation error. On February 9, 2023, the SOAH administrative law judges filed an exceptions letter indicating that they agreed that this and certain other number-running corrections and any associated flow-through adjustments should be adopted. We believe the impact of the number-running errors results in an unwarranted reduction to our rate base that drives $51 million of the proposed annualized revenue decrease reflected in the PFD. We further believe that the correction of the accumulated depreciation reallocation number running error will revise the PFD’s recommendation to a $346 million reduction to our requested annualized base rate revenue, which would be a $95 million decrease to our test year adjusted annualized revenue.

On January 24, 2023, we filed Exceptions to the Proposal for Decision (Exceptions) explaining why we disagree with certain recommendations of the SOAH administrative law judges in the PFD. Other intervening parties in the proceeding filed Exceptions as well, and on February 1, 2023, we filed a Reply to Exceptions addressing points in those intervenor Exceptions. Resolution of the base rate review requires issuance of a final order by the PUCT, which is expected around the end of the first quarter of 2023, with new rates going into effect following approval of tariffs reflecting that order. We cannot predict whether or to what extent our requests in the base rate review will be approved or what the ultimate impact of the proceeding will be on our results of operations, financial condition, liquidity, or cash flows.
DCRF Good Cause Exception Request (PUCT Docket No.
 54648)
On February 13, 2023, we filed an application with the PUCT requesting that it grant certain exceptions to the DCRF application filing requirements, including extending the filing deadline, due to the timing of our pending base rate review. We requested that our April 8, 2023 deadline for filing a DCRF application for eligible distribution investments placed into service during 2022 be extended until at least May 31, 2023.